UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2007


                               ViewCast.com, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-29020
                            (Commission File Number)

Delaware                                                 75-2528700
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation)


                        3701 W. Plano Parkway, Suite 300
                               Plano, Texas 75075
             (Address of principal executive offices, with zip code)

                                 (972) 488-7200
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
..

On August 8, 2007, ViewCast.com, Inc. issued a press release announcing the appointment of Gary J. Klembara to the position of senior vice president of sales.

A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this Form 8-K by reference.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1. Press Release issued August 8, 2007


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ViewCast.com, Inc.


Date:  August 8, 2007               By:    /s/ Laurie L. Latham
                                       -----------------------------------------
                                         Laurie L. Latham
                                         Chief Financial Officer


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



                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------------------------------------------------

99.1                       Press Release issued August 8, 2007